EXHIBIT 10.6

CONFIDENTIAL TREATMENT REQUESTED CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

CREDIT SUISSE INTERNATIONAL One Cabot Square Telephone 020 7888 8888 London E14 4QJ www.crcdit-suisse.com

ADJUSTMENT NOTICE

DATE:	August 31, 2011

FROM:	Credit Suisse International
One Cabot Square
London E 14 4QJ
England

TO:	SunPower Corporation
3939 N. First Street
San Jose, CA 95134
Attn: Dennis Arriola/CFO
Telephone: (408) 240-5574
Facsimile: (408) 240-5404

This letter agreement is in reference to (i) the issuer warrant transaction (the "2009 Transaction") entered into by Credit Suisse International ("Party A") and SunPower Corporation ("Party B"), with Credit Suisse AG, New York Branch acting as agent (the "Agent"), pursuant to a letter agreement dated as of April 28, 2009 (the "2009 Confirmation"); (ii) the base issuer warrant transaction (the "2010 Base Transaction") among Party A, Party B and the Agent, pursuant to a letter agreement dated as of March 25, 2010, as amended and restated by the letter agreement dated as of December 22, 2010 (the "2010 Base Confirmation"); and (iii) the additional issuer warrant transaction (the "2010 Additional Transaction") among Party A, Party B and the Agent, pursuant to a letter agreement dated as of April 5, 2010, as amended and restated by the letter agreement dated as of December 22, 2010 (the "2010 Additional Confirmation"; together with the 2009 Confirmation and the 2010 Base Confirmation, the "Confirmations").
Party A, as the Calculation Agent for each of the 2009 Transaction, the 2010 Base Transaction and the 2010 Additional Transaction, hereby notifies Party B that, as a result of the occurrence of a Share-for-Other Tender Offer (as defined in the Confirmations) to which Modified Calculation Agent Adjustment (as defined in the 2002 ISDA Equity Derivatives Definitions) applies pursuant to the terms of the Confirmations, (i) the Strike Price (as defined in the 2009 Confirmation) for the 2009 Transaction shall be adjusted to USD 26.40; (ii) the Strike Price (as defined in the 2010 Base Confirmation) for the 2010 Base Transaction shall be adjusted to USD 24.00; and (iii) the Strike Price (as defined in the 2010 Additional Confirmation) for the 2010 Additional Transaction shall be adjusted to USD 24.00, In addition, in connection with the adjustment of the Strike Price (as defined in the 2009 Confirmation) for the 2009 Transaction, ***.
Yours faithfully,

Credit Suisse International, Calculation Agent	SunPower Corporation

By: /s/ Anthony Fisher Name: Anthony Fisher Title: Director	By: /s/ Dennis Arriola Name: Dennis Arriola Title: EVP & CFO

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.